SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                     FORM 8


                       AMENDMENT TO APPLICATION OR REPORT
                  Filed pursuant to Section 12, 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


                          Jack Henry & Associates, Inc.

                                 AMENDMENT NO. 1


     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its FORM 8-K filed on March 10, 1997, as set forth in the page attached hereto:



ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     A copy of Baird, Kurtz & Dobson's letter, dated March 11, 1997 is filed as
Exhibit 16 to the form 8-K.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        Jack Henry & Associates, Inc.
                                                  (Registrant)



Date:   March 18, 1997                  /s/ Terry W. Thompson
                                          Terry W. Thompson
                                          Vice President
                                          Chief Financial Officer























Exhibit 16









Securities and Exchange Commission
Washington, D.C.  20549


Gentlemen:

We were previously principal accountants for Jack Henry & Associates, Inc. and on August 22, 1996, we reported on the consolidated financial statements of Jack Henry & Associates, Inc. and Subsidiaries ("JH") as of and for the two years ended June 30, 1996. In March, 1997, we were dismissed as principal accountants of JH. We have read JH's statements included under Item 4 of its Form 8-K for March 10, 1997, and we agree with such statements.



Yours very truly,


/s/ Baird, Kurtz & Dobson

Baird, Kurtz & Dobson
Certified Public Accountants
Joplin, Missouri
March 11, 1997